================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           BENTON OIL & GAS COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

BENTON
OIL & GAS COMPANY




May 19, 1999



To Our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Benton Oil and Gas Company to be held on Wednesday, June 30, 1999 at 10:00 a.m. Pacific Time at the Four Seasons Biltmore Hotel, 1260 Channel Drive, Santa Barbara, California. For those stockholders wishing to stay at the Four Seasons Biltmore, there are a limited number of rooms available the night of June 29, 1999, at significantly reduced rates. Please mention that you are a Benton stockholder when making your reservations.

Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Benton Oil and Gas Company.

Sincerely,

/s/ A.E. Benton

A.E. BENTON
Chairman of the Board, Chief Executive Officer and President
Benton Oil and Gas Company

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders ..................................1

     Q: Why am I receiving these materials? ...............................2

     Q: What information is contained in these materials? .................2

     Q: What proposals will be voted on at the meeting? ...................2

     Q: What shares owned by me can be voted? .............................2

     Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner? ..............................2

          Stockholder of Record ...........................................2

          Beneficial Owner ................................................2

     Q: How can I vote my shares in person at the meeting? ................2

     Q: How can I vote my shares without attending the meeting? ...........3

     Q: Can I change my vote? .............................................3

     Q: How are votes counted? ............................................3

     Q: What is the voting requirement to approve each of the proposals?...3

     Q: What does it mean if I receive more than one proxy or voting instruction card? .................................................3

     Q: Where can I find the voting results of the meeting? ...............3

STOCK OWNERSHIP ...........................................................4

     Who are the largest owners of Benton's stock? ........................4

     How much stock do Benton's directors and executive officers own? .....4

          Section 16(a) Beneficial Ownership Reporting Compliance .........5

BOARD STRUCTURE AND COMPENSATION ..........................................6

DIRECTOR COMPENSATION ARRANGEMENTS ........................................7

PROPOSAL NO. 1 ............................................................7

ELECTION OF DIRECTORS .....................................................7

PROPOSAL NO. 2 ............................................................9

RATIFICATION OF INDEPENDENT ACCOUNTANTS ...................................9

EXECUTIVE OFFICERS AND KEY EMPLOYEES .....................................10

EXECUTIVE COMPENSATION ...................................................11

     SUMMARY COMPENSATION TABLE ..........................................11

     OPTION GRANTS IN LAST FISCAL YEAR ...................................12

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND ..................12

FISCAL YEAR-END OPTION VALUES ............................................12

REPORT OF THE COMPENSATION COMMITTEE .....................................13

STOCK PERFORMANCE GRAPH ..................................................15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ...........................16

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND
     STOCKHOLDER PROPOSALS ...............................................17

     Q: What happens if additional proposals are presented at the meeting? .........................................................17

     Q: What class of shares are entitled to be voted? ...................17

     Q: What is the quorem requirement for the meeting? ..................17

     Q: Who will count the vote? .........................................17

     Q: Is my vote confidential? .........................................17

     Q: Who will bear the cost of soliciting votes for the meeting? ......17

     Q: May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors? .......................................................18

                           BENTON OIL AND GAS COMPANY
                           6267 CARPINTERIA, SUITE 200
                          CARPINTERIA, CALIFORNIA 93013
                                 (805) 566-5600

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME AND DATE                    10:00 a.m. on Wednesday, June 30, 1999

PLACE                            Four Seasons Biltmore Hotel
                                 1260 Channel Drive
                                 Santa Barbara, California  93013

ITEMS OF BUSINESS                (1)   To elect directors
                                 (2)   To ratify the appointment of independent
                                       accountants
                                 (3)   To consider such other business as
                                       may properly come before the meeting

RECORD DATE                      You are entitled to vote if you were a
                                 stockholder at the close of business on Monday, May 10, 1999.

VOTING BY PROXY                  Please submit the proxy as soon as possible so
                                 that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.

STOCKHOLDER LISTING              A list of our stockholders as of May 10, 1999
                                 will be available for inspection by our
                                 stockholders at the Four Seasons Biltmore
                                 Hotel, 1260 Channel Drive, Santa Barbara,
                                 California during the ten days immediately preceding the date of the Annual Meeting.


                                 By Order of the Board of Directors

                                 /s/ A.E. Benton

                                 A.E. BENTON
                                 Chairman of the Board


         This proxy statement and accompanying proxy card are being distributed on or about May 19, 1999.

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Benton Oil and Gas Company ("Benton") is providing these proxy materials for you in connection with Benton's annual meeting of stockholders, which will take place on June 30, 1999. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1998 Annual Report to Stockholders is also enclosed.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:   There are two proposals scheduled to be voted on at the meeting:

     -  The election of directors
     -  The ratification of independent accountants

Q.  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: You may vote all shares owned by you as of May 10, 1999, the record date. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Benton stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    STOCKHOLDER OF RECORD

    If your shares are registered directly in your name with Benton's transfer agent, Norwest Bank, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Benton. As a stockholder of record, you have the right to grant your voting proxy directly to Benton or to vote in person at the meeting. Benton has enclosed a proxy card for your use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

    EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER CANNOT ATTEND OR DECIDE NOT TO ATTEND THE MEETING.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

    BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card,

    BY MAIL - You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy by Internet, telephone or mail or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" for one or more of the nominees, in which case your vote will be FOR all the nominees from whom you do not specifically withhold your vote. For the ratification of independent accountants, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST."

    If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected. The ratification of independent accountants requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide your broker or nominee with voting instructions, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 17. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means you have shares which are registered in different ways or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 1999.


   Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 17 and 18 below.

                                 STOCK OWNERSHIP


WHO ARE THE LARGEST OWNERS OF BENTON'S STOCK?

         The following table shows the amount of Benton common stock beneficially owned by any person or group that is the direct or beneficial owner of more than 5% of Benton's common stock as of May 10, 1999.

------------------------------------------------------------------------------------------
                                       AGGREGATE NUMBER                     PERCENT OF
                                       OF SHARES                            SHARES
NAME AND ADDRESS                       BENEFICIALLY OWNED                   OUTSTANDING(1)
----------------                       ------------------                   --------------

Heartland Advisors                     1,878,600(2)                         6.35%
790 North Milwaukee Street
Milwaukee, WI  53202

A.E. Benton                            1,810,000(3)                         6.12%

------------------------------------------------------------------------------------------


(1) The percentage of common stock is based upon 29,576,966 shares of common stock outstanding on May 10, 1999.

(2) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on January 13, 1999.

(3) The information with respect to Mr. Benton's ownership is set forth in the table below.


HOW MUCH STOCK DO BENTON'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of Benton beneficially owned (unless otherwise indicated) by Benton's directors, the executive officers of Benton named in the Summary Compensation Table below and the directors and executive officers of Benton as a group. Except as otherwise indicated, all information is as of May 10, 1999.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of July 9, 1999 (60 days after the record date of May 10, 1999) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.




-----------------------------------------------------------------------------------------------------------
                        NAME                                       AMOUNT AND                  PERCENT OF
                                                                   NATURE OF                     SHARES
                                                            BENEFICIAL OWNERSHIP (1)         OUTSTANDING(2)

A.E. Benton.........................................        600,000      Direct                  6.12%
                                                          1,210,000      Vested Options

Michael B. Wray.....................................         19,300      Direct                    *
                                                            233,333      Vested Options

James M. Whipkey....................................          2,500      Direct                    *
                                                             33,333      Vested Options

E. Sven Hagen.......................................        126,667      Vested Options            *

Bruce M. McIntyre...................................          5,900      Direct                    *
                                                             90,000      Vested Options

Richard W. Fetzner..................................         81,667      Vested Options            *

Garrett A. Garrettson...............................         15,560      Direct                    *
                                                             30,000      Vested Options

Chris C. Hickok.....................................            500      Direct                    *
                                                             46,667      Vested Options

All current directors and executive officers as a
  group (8) persons.................................        643,760      Direct                  8.44%
                                                          1,851,667      Vested Options
-----------------------------------------------------------------------------------------------------

*   Represents less than 1% of the Company's outstanding common stock.

(1) "Vested Options" are stock options which may be exercised as of July 9, 1999.

(2) Percentages are based upon 29,576,966 shares of common stock outstanding on May 10, 1999.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our stock. Benton believes that during fiscal 1998, its officers, directors and 10% stockholders complied with all
Section 16(a) filing requirements, except that one late report each was filed by Messrs. Benton, Wray, McIntyre, Fetzner, Whipkey, Hagen, Hickok and Popov covering one transaction, and one late report was filed by Dr. Garrettson covering four transactions. In making this statement, Benton has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         Our Board has five directors and the following two committees: (1) Audit and (2) Compensation. The membership during fiscal 1998 and the function of each committee are described below. During 1998, the Board held eight meetings and seven telephonic meetings and took seven actions in writing. Each director attended at least 75% of all Board and applicable committee meetings.


----------------------------------------------------------------------------------
NAME OF DIRECTOR                                       AUDIT           COMPENSATION
Non-Employee Directors:
Richard W. Fetzner..............................          X                   X
Garrett A. Garrettson...........................          X                   X
Bruce M. McIntyre ..............................          X                   X


Employee Directors:
A.E. Benton......................................
Michael B. Wray..................................

Number of Meetings in Fiscal 1998 ...............         2                   8
----------------------------------------------------------------------------------

X = Committee member

THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

         - reviews and approves the scope of the annual audit and the independent accountants' fees;

         - meets independently with independent accountants and our senior management; and

         - reviews the general scope of our accounting, financial reporting and annual audit program, matters relating to internal control systems and the results of the annual audit.

THE COMPENSATION COMMITTEE

         The Compensation Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following table provides information on Benton's compensation and reimbursement practices during 1998 for directors who are not officers or employees of Benton (Messrs. Fetzner, Garrettson and McIntyre).
Benton employees do not receive any compensation for their Board activities.

         In addition to the cash compensation discussed below, members of the Board of Directors who are not Benton employees receive options to purchase 10,000 shares of common stock when first elected and upon September 26 of each year, the date of implementation of the Directors' Stock Option Plan.

                               COMPENSATION TABLE
                                    FOR 1998

--------------------------------------------------------------------------------
Annual Director Retainer                                               $20,000

Board Meeting Attendance Fees (per meeting)                             $2,000

Board Telephonic Meeting Fees (per meeting)                               $250

Committee Meeting Attendance Fees (per meeting)                           $500

Reimbursement for Expenses Attendant to Board Membership                   Yes


--------------------------------------------------------------------------------


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are five nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successor is elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.


A. E. BENTON                             Mr. Benton, founder of Benton Oil and
Director since September 1988            Gas Company, was elected President
Age 56                                   in February 1998, and was first
                                         elected Chief Executive Officer and
                                         Chairman of the Board in September
                                         1988. From 1986 to October 1988, Mr.
                                         Benton was employed as president and
                                         director of Benton Petroleum
                                         Company. From 1981 to 1986, Mr.
                                         Benton was employed by May Petroleum
                                         Inc., becoming its senior vice
                                         president of exploration. From 1979
                                         to 1981, Mr. Benton was employed by
                                         TransOcean Oil Company and, upon
                                         TransOcean's acquisition by Mobil
                                         Oil Corporation, he was employed by
                                         another subsidiary of Mobil Oil
                                         Corporation as manager of
                                         geophysics. He was employed from
                                         1968 to 1979 by Amoco Oil Company in
                                         various positions, including
                                         director of applied geophysical
                                         research. Mr. Benton is on the board
                                         of directors of the Carpinteria
                                         Education Foundation, the Eugene
                                         O'Neill Theatre Center and the
                                         Russian National Orchestra. Mr.
                                         Benton has a B.S. degree in
                                         geophysics from California State
                                         University.

MICHAEL B. WRAY                          Mr. Wray was first elected Vice
Director since November 1988             Chairman in February 1998.  He
Age 63                                   served as President of Benton from
                                         January 1996 to February 1998. He
                                         served as Chief Financial Officer of
                                         Benton from January 1996 to August
                                         1997. From January 1994 through
                                         December 1995, Mr. Wray served as a
                                         consultant to Benton. From January
                                         1992 until July 1993, Mr. Wray
                                         served as vice president-finance and
                                         administration of Del Mar Operating,
                                         Inc. From 1985 through 1991, Mr.
                                         Wray served as an independent
                                         financial consultant to oil and gas
                                         exploration and production
                                         companies. From 1979 to 1985, Mr.
                                         Wray served as a senior financial
                                         officer of Guardian Oil Company,
                                         Huffco Petroleum Corporation and May
                                         Petroleum, Inc. Prior to that time,
                                         Mr. Wray worked for over 15 years in
                                         New York as an investment banker,
                                         security analyst and officer in
                                         various investment firms including
                                         Donaldson, Lufkin & Jenrette, Inc.,
                                         Drexel & Co. and L.F. Rothschild &
                                         Co. Mr. Wray began his career as an
                                         attorney with Morgan, Lewis &
                                         Bockius in Philadelphia. Mr. Wray
                                         holds a B.A. degree from Amherst
                                         College and a law degree from
                                         Columbia Law School.

BRUCE M. MCINTYRE                        Mr. McIntyre is a private investor
Director since November 1988             and a consultant in the oil and gas
Age 71                                   industry. He also serves in a
                                         management capacity with several
                                         small, private companies in the
                                         energy field. He currently serves as
                                         a director of MSC Corp., a private
                                         company which manages oil wells in
                                         Illinois. From 1981 to 1984, Mr.
                                         McIntyre served as president of
                                         Rocky Mountain Exploration Company,
                                         ultimately negotiating its merger
                                         into Carmel Energy, Inc., on whose
                                         board of directors he served until
                                         March 1986. Prior to that time, Mr.
                                         McIntyre held various management
                                         positions with C&K Petroleum, Inc.
                                         (now ENSTAR Petroleum, Inc.), Jenney
                                         Oil Company and Sinclair Oil & Gas
                                         Company. Mr. McIntyre is a graduate
                                         of Harvard College and the Harvard
                                         University Graduate School of
                                         Business Administration.


RICHARD W. FETZNER                       In September 1997, Dr. Fetzner
Director since May 1990                  retired as associate professor of
Age 70                                   business administration at California
                                         Lutheran University in Thousand
                                         Oaks, California where he had taught
                                         since 1989. From 1984 to 1989, Dr.
                                         Fetzner served in various academic
                                         capacities at the University of
                                         Singapore and California Lutheran
                                         University and was a consultant to
                                         the World Bank. From 1979 to 1984,
                                         Dr. Fetzner served as group vice
                                         president of Sun Company, Inc. and
                                         president of Sun Exploration and
                                         Production Company in Dallas, Texas.
                                         From 1958 to 1979, he served in
                                         various management and professional
                                         positions with Sun Oil Company and
                                         its subsidiaries including president
                                         of Sun International, Inc. and Sun
                                         Marine Transport, Inc. Dr. Fetzner
                                         holds a B.A. from Augustana College,
                                         an M.S. in geology from the
                                         University of Wisconsin, a Ph.D. in
                                         geology and economics from the
                                         University of Wisconsin and an
                                         M.B.A. from Drexel University.

GARRETT A. GARRETTSON                    Dr. Garrettson was elected chief
Director since January 1996              executive officer and president
Age 55                                   of Spectrian Corporation, a publicly
                                         held company, in 1996. Spectrian is
                                         a leading independent supplier of
                                         high-power amplifiers to the
                                         wireless communications industry.
                                         From 1993 to 1996, Dr. Garrettson
                                         served as president and chief
                                         executive officer of Censtor
                                         Corporation. From 1989 to 1993, Dr.
                                         Garrettson served as Vice President
                                         of Seagate Technology; and from 1986
                                         to 1989, Dr. Garrettson served as
                                         vice president of Imprimis
                                         Technology, a wholly-owned
                                         subsidiary of Control Data
                                         Corporation. Prior to that time,
                                         after serving in the United States
                                         Navy and Naval Reserves, Dr.
                                         Garrettson held various positions
                                         with Hewlett Packard Company,
                                         including laboratory director,
                                         department manager, project manager,
                                         and research engineer. Dr.
                                         Garrettson serves on the board of
                                         directors of Spectrian Corporation
                                         and Redlake Imaging. Dr. Garrettson
                                         graduated from Stanford University
                                         with a B.S. and M.S. in engineering
                                         physics, and a Ph.D. in mechanical
                                         engineering.






                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as Benton's independent accountants to audit Benton's consolidated financial statements for the year ended December 31, 1999. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting, where they will be available to respond to questions and, if they desire, to make a statement.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS BENTON'S INDEPENDENT ACCOUNTANTS FOR 1999. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of Benton's executive officers and certain key employees.

NAME                                                     AGE                   POSITION
----                                                     ---                   --------

A.E. Benton (1)                                          56                    President, Chief Executive Officer
                                                                               and Chairman of the Board

Michael B. Wray (1)                                      63                    Vice Chairman of the Board

E. Sven Hagen                                            42                    Senior Vice President - Exploration
                                                                               and Production

James M. Whipkey                                         41                    Senior Vice President, Chief
                                                                               Financial Officer and Treasurer

Andrei E. Popov                                          35                    Vice President - Business Development

Chris C. Hickok                                          41                    Vice President - Controller, Chief
                                                                               Accounting Officer

Jennifer J. Young                                        52                    Vice President - Human Resources


---------------

(1)      See Mr. Benton's and Mr. Wray's biographies on pages 7 and 8.

         E. Sven Hagen was first appointed gulf coast geologist in March 1990, was elected Vice President Exploration and Development in July 1995 and was elected Senior Vice President - Exploration and Production in October 1997. From March 1987 to February 1990, Dr. Hagen was employed by Shell Oil Company as an exploration geologist responsible for the technical evaluation of the oil and gas potential of West Africa salt basins including Angola, Congo, Gabon and Namibia. From December 1985 to February 1987, Dr. Hagen was employed by Standard Oil Production Company as an Exploration Geologist. Dr. Hagen holds a B.A. degree in geology from the University of California at Santa Barbara and a Ph.D. in geology from the University of Wyoming.

         James M. Whipkey was first elected Senior Vice President and Chief Financial Officer of Benton in August 1997. From 1995 to 1997, Mr. Whipkey was employed by Lehman Brothers, Inc. as Senior Equity Analyst in the oil and gas sector. From 1993 to 1995, he was employed by Kidder, Peabody & Co. as an investment banker. Mr. Whipkey was an energy derivatives specialist at Phibro Energy, Inc. from 1989 to 1992, and a futures broker and commercial lender at First Chicago from 1985 to 1989. He was employed from 1980 to 1985 by Amoco Production Company as a petroleum engineer. Mr. Whipkey has a B.S. degree in petroleum and natural gas engineering from The Pennsylvania State University and an M.B.A. from the University of Chicago.

         Andrei E. Popov was employed by the Company in May 1992 and in 1995 was appointed manager of corporate business development. In May 1998 he was elected Vice President - Corporate Business Development. From 1986 to 1992, Mr. Popov was employed in various managerial and professional positions in Russia, most recently as Deputy Director General of the Russian Canadian Joint Venture EMING, managing operations of the joint venture on behalf of the Canadian party. Prior to that he held research positions for the Russian Oil and Gas Geophysical Association "Neftegeophysica," one of the largest geophysical contractors in Russia, and the Academy of Science Institute of Physics in Moscow. Mr. Popov received his M.S. degree in physics from the Moscow Engineering Physics Institute.

         Chris C. Hickok was first appointed controller in November 1991 and was elected Vice President - Controller and Chief Accounting Officer in January 1995. From March 1979 to September 1991, Mr. Hickok was employed by Mission Resources, Inc. and held various positions in the accounting and finance department including financial analyst, assistant controller and controller. Mr. Hickok holds a B.S. degree in business administration from California State University at Hayward and is a Certified Management Accountant.

         Jennifer J. Young was first appointed Manager of Human Resources in October 1996 and was elected Vice President - Human Resources in October 1997. From April 1995 to October 1996, Ms. Young was self-employed as a healthcare insurance agent, human resources consultant, and mediator/arbitrator of business disputes. From April 1988 to April 1995, Ms. Young was employed by West One Bancorp, headquartered in Boise, Idaho, as Compensation and Benefits Manager. From March 1974 to April 1988, Ms. Young was employed by InterFirst Bank Dallas. From November 1970 to March 1974, Ms. Young was employed by Mobil Oil Corporation in Dallas, Texas as an employee relations assistant. Ms. Young graduated from Purdue University with a B.A.



                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by Benton's Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ending December 31, 1998 and their compensation for each of the other years indicated.

                                            SUMMARY COMPENSATION TABLE
                                                                                             LONG TERM
                                                      ANNUAL                                COMPENSATION
                                                    COMPENSATION                               AWARDS
                              ---------------------------------------------------------     ------------

                                                                                             SECURITIES
                                                                                             UNDERLYING
                                                                          OTHER ANNUAL        OPTIONS/        ALL OTHER
     NAME AND PRINCIPAL                                       BONUS        COMPENSATION         SARS         COMPENSATION
          POSITION                 YEAR      SALARY ($)        ($)             ($)               (#)              ($)
      ----------------          ---------- --------------  -----------     -----------      ------------    -------------

A.E. Benton,                       1998     $485,000        $  50,000             (1)             90,000          $1,963(2)
   President and CEO               1997      485,000          200,000                            200,000           1,935
                                   1996      425,000          100,000                            125,000           1,157

Michael B. Wray,                   1998     $400,000        $       0             (1)             48,000          $3,233(2)
   Vice Chairman (3)               1997      400,000           50,000                             30,000           3,019
                                   1996      380,000           50,000                            200,000           2,821

E. Sven Hagen,                     1998     $250,000        $       0             (1)             20,000            $445(2)
Senior Vice President -            1997      170,000           50,000                             50,000             439
    Exploration and Production     1996      115,000           15,000                             15,000             373


James M. Whipkey,                  1998     $250,000        $       0             (1)             20,000            $445(2)
   Senior Vice President, Chief    1997      108,100          150,000                            100,000              16
     Financial Officer (4)

Chris C. Hickok,                   1998     $150,000        $       0             (1)              5,000            $445(2)
   Vice President - Controller     1997      122,000           25,000                             10,000             433
                                   1996      100,000           10,000                              5,000             152



(1) The aggregate amount of additional compensation reported is less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.


(2) Represents premiums paid by Benton with respect to term life insurance on behalf of the named executive officers.


(3) Mr. Wray was elected President of Benton in January 1996. Mr. Wray resigned as President of Benton and was appointed Vice Chairman of the Board in February 1998. See "Certain Relationships and Related Party Transactions."


(4) Mr. Whipkey was elected Senior Vice President of Benton in August 1997. In connection with his employment with Benton, Mr. Whipkey was reimbursed an aggregate of $5,465 for relocation expenses (not reflected in this table). Of the 1997 bonus reported, $100,000 reflects the signing bonus paid to Mr. Whipkey upon employment with Benton.



                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 1998 to each of the named executive officers.

                                                         INDIVIDUAL GRANTS
                                          ----------------------------------------------

                                NUMBER OF       % OF TOTAL
                                 SHARES          OPTIONS
                               UNDERLYING       GRANTED TO       EXERCISE                        GRANT DATE
                                 OPTIONS       EMPLOYEES IN       PRICE        EXPIRATION          PRESENT
NAME                           GRANTED (1)     FISCAL YEAR(2)   ($/SHARE)         DATE           VALUE ($)(3)
----                           -----------     --------------   ---------         -----         ------------


A.E. Benton                         90,000         22.22           $8.72          7/14/08            $593,100

Michael B. Wray                     48,000         11.85           $8.72          7/14/08            $316,320

E. Sven Hagen                       20,000          4.94           $8.72          7/14/08            $131,800

James M. Whipkey                    20,000          4.94           $8.72          7/14/08            $131,800

Chris C. Hickok                      5,000          1.23           $8.72          7/14/08            $ 32,950


(1) The options granted in 1998 are exercisable 33% after the first year, 66% after the second year and 100% after the third year.


(2)      Benton granted options representing 405,100 shares to employees in 1998.


(3) Benton used a Black-Scholes model of option valuation to determine grant date present value. Benton does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named officers are based on a ten-year option term. Other assumptions used for the valuations are: interest rate of 5.49%, annual dividend yield of 0%, and volatility of 61.89%.


               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in 1998 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 1998.

                                                                     NUMBER OF SHARES
                                                                        UNDERLYING            VALUE OF UNEXERCISED IN-THE-
                                                                  UNEXERCISED OPTIONS AT            MONEY OPTIONS AT
                                                                      FISCAL YEAR-END              FISCAL YEAR-END (1)
                                                                    -----------------          -------------------------
                                NUMBER OF
                                  SHARES
                               ACQUIRED ON        VALUE
NAME                               EXERCISE      REALIZED      EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                          ------------------------------   -----------    -------------    -----------   -------------

A. E. Benton                        0               0            1,210,000         265,000          0              0
Michael B. Wray                     0               0              233,333         134,667       $16,800           0
E. Sven Hagen                       0               0              126,667          58,333          0              0
James M. Whipkey                    0               0               33,333          86,667          0              0
Chris C. Hickok                     0               0               46,667          13,333          0              0


(1) The value of unexercised options is based upon the difference between the exercise price and $2.81, the average of the high and low market prices on December 31, 1998.

 EMPLOYMENT AGREEMENTS

          The Company has entered into employment agreements with certain officers and key employees of the Company (the "Employment Agreements"), which contain severance provisions in the event of a change in control of the Company. Pursuant to some of the Employment Agreements, in the event of a proposed change in control (as defined in the Employment Agreements), the employee has agreed to remain with the Company until the earliest of (a) 180 days from the occurrence of such proposed change in control, (b) termination of the employee's employment by reason of death or disability (as defined in the Employment Agreement), or
(c) the date on which the employee first becomes entitled to receive benefits under the Employment Agreement by reason of disability or termination of his employment following a change in control. In other Employment Agreements there is no requirement for the employee to remain with the Company for 180 days from the occurrence of the proposed change of control. Except for the requirement for some employees to so remain employed by the Company, as discussed above, the Company or the employee may terminate the employee's employment prior to or after a change in control either immediately or after certain notice periods, subject to the Company's obligation to provide benefits specified in the Employment Agreements.

          In the event of a change in control, the term of the Employment Agreements will continue in effect for an additional 24 months after such change in control, subject to certain exceptions described therein. Following a change in control of the Company and for a period of 24 months following such event, if the employee is terminated without cause (as defined in the Employment Agreement) or if employment is terminated by the employee for good reason (as defined in the Employment Agreement), the employee is entitled to a cash severance payment equal to a multiple of his annual base salary at the rate in effect prior to termination. For Mr. Benton such multiple is three times his annual base salary and his highest bonus paid during the last three years. For each of Messrs. Wray, Hagen and Whipkey, such multiple is three times his annual base salary. For Mr. Hickok, such multiple is two times his annual base salary. The employee, and his dependents, will also be entitled to participate in all life, accidental death, medical and dental insurance plans of the Company in which the employee was entitled to participate at termination for a period of up to two years (and up to seven years in certain circumstances). However, such amounts will not be payable if termination is (a) due to death, normal retirement, permanent disability, or voluntary action of the employee other than for good reason (as defined in the Employment Agreement), (b) by the Company for cause (as defined in the Employment Agreement) or (c) if such payment is not deductible by the Company as a result of the operation of Section 280G of the Internal Revenue Code.

          Mr. Benton entered into an employment agreement in June 1998 for a term of three years. Pursuant to the employment agreement, Mr. Benton's annual base salary is $485,000. In January 1999, Mr. Wray entered into an employment agreement for a term of one year, with an annual base salary of $200,000. In June 1998, Dr. Hagen entered into an employment agreement, which may be terminated by either party with proper notice, with an annual base salary of $250,000. Mr. Whipkey entered into an employment agreement for a term of three years on August 5, 1997, at an annual base salary of $250,000. In June 1998, Mr. Hickok entered into an employment agreement, which may be terminated by either party with proper notice, with an annual base salary of $150,000. Salaries are reviewed annually and bonuses are within the discretion of the Board of Directors.



                      REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Benton Oil and Gas Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          COMPENSATION PHILOSOPHY . The Company's executive compensation philosophy has historically been and is currently focused on aligning the interests of its management team with those of its stockholders. In order to attract, maintain and reward its key management personnel, the Committee believes that it is appropriate to grant to these employees and to newly hired key personnel stock options as an integral part of their overall compensation. The Committee has no established criteria, formula or guidelines for determining the number of options to be granted. However, the Committee believes that granting stock options has the inherent benefit of directly aligning compensation to stock performance and thus to increasing stockholder value. The Compensation Committee does not consider the amount of options or stock held by an executive officer or the Chief Executive Officer in determining the amount of options to award. The base salary, bonus and number of stock options granted to an individual is based upon the Committee's understanding of the performance of each individual determined after consultations with and recommendations from the Chief Executive Officer and after a subjective performance review of each of the executive officers. Certain of the executive officers have entered into employment agreements with the Company, which provided for an initial base salary with an annual review of such employee's salary by the Company. Although no relative weight is assigned to any particular factor in determining the elements and size of an executive officer's compensation, the Committee in 1998 considered the expanded role and responsibility of the executive officers in the Company's international operations, as well as the base salary provisions set forth in certain of the executive officers' employment agreements.

          Generally, the Compensation Committee reviews published compensation data and proxies from other public companies on an annual basis when making compensation awards to the Company's executive officers. The Company has not hired any independent consultants to review similar companies, but from its general review of published compensation data and proxy statements from other public companies, the Compensation Committee believes that the cash compensation paid to its executives is comparable to what they could receive from other exploration and production companies.

          The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy, if necessary.

          CHIEF EXECUTIVE OFFICER COMPENSATION. In determining the 1998 salary, bonus and annual stock grants to Mr. Benton, Chief Executive Officer, the Committee considered the Company's successes in expanding its operations internationally and the significant contribution made thereto by Mr. Benton, with no relative weight assigned to any particular factor of the Company's operational performance. The Committee considered the base salary provision set forth in the June 1, 1998 employment agreement between the Company and Mr. Benton. We granted Mr. Benton a bonus of $50,000 in recognition of his overall contributions to the Company. Stock options for 90,000 shares were granted July 14, 1998 at an exercise price of $8.72 per share. The Committee has no established measures of performance, guidelines or formula it uses when determining the number of stock options granted to the Chief Executive Officer and does not consider the number of options or stock held by the Chief Executive Officer in determining the number of options to award.

          GARRETT A. GARRETTSON       BRUCE M. MCINTYRE      RICHARD W. FETZNER




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of Benton.

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total stockholder return over the five-year period ending December 31, 1998, assuming the investment of $100 on January 1, 1994 in each of Benton's common stock, the S&P Composite -500 Stock Index and the Wilshire Domestic Oil Index.


                                     [CHART]















         Assumes that the value of the investment in Benton stock and each index was $100 at January 1, 1994 and that all dividends were reinvested.

                                   PLOT POINTS
                           (DECEMBER 31 OF EACH YEAR)




---------------------------------------------------------------------------------------------------
                           1994            1995             1996            1997              1998
                           ----            ----             ----            ----              ----

Benton                     $183            $300             $453            $259               $60
--------------------------------------------------------------------------------------------------
S&P 500                    $101            $139             $171            $228              $294
--------------------------------------------------------------------------------------------------
Wilshire Domestic          $103            $119             $165            $191              $126
 Oil
--------------------------------------------------------------------------------------------------


          The Wilshire Domestic Oil Index, as prepared by Wilshire Associates Incorporated, is composed of companies that are classified as domestic oil companies under Standard Industrial Classification codes (1300-1399, 2900-2949, 5170-5179 and 5980-5989). After an individual review of each company, Wilshire Associates determines whether such company is primarily engaged in the domestic oil industry and is appropriate for its index. A list of the companies comprising the Wilshire Domestic Oil index will be provided without charge upon request to Investor Relations, Benton Oil and Gas Company, 6267 Carpinteria Avenue, Suite 200, Carpinteria, California 93013, or can be obtained upon written request to Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On December 31, 1993, the Company guaranteed a loan made to Mr. Benton, its Chief Executive Officer, for $300,000. In January 1994, the Company loaned $800,000 to Mr. Benton with interest at prime plus 1.0%; in September 1994, Mr. Benton made a payment of $207,014 against this loan. In December 1995, the Company purchased a home from Mr. Benton for $1,725,000, based on two independent appraisals, and from the proceeds Mr. Benton repaid the balance owed to the Company of $592,986 plus accrued interest and a $300,000 loan guaranteed by the Company. The Company sold the home in 1996 for $1,500,000.

         During 1996, the Company loaned Mr. Benton $268,154 at an interest rate of 6% for general purposes. During 1997, the Company loaned Mr. Benton a total of $1,514,149 and, in 1998, an additional $3,667,766 on various dates at an interest rate of 6% to enable him to reduce and eliminate his outstanding margin accounts with third parties that were secured by shares of the Company's stock. In the fourth quarter of 1998, the Company obtained from Mr. Benton as collateral for his loans a security interest in 600,000 shares of Benton common stock, certain personal real estate and proceeds from certain contractual and stock option agreements. During 1998, the largest aggregate amount of indebtedness outstanding from Mr. Benton to the Company was $5,534,616. At December 31, 1998, the balance then owed to the Company by Mr. Benton exceeded the value of the collateral, primarily due to the decline in the price of the Company's stock. As a result, the Company has recorded an allowance for doubtful accounts of $2,900,000. (Measuring the amount of the allowance requires judgments and estimates, and the amount eventually realized may differ from the estimate.) The recording of the allowance does not affect the actual balance owed to the Company by Mr. Benton, which at May 10, 1999, was $5,594,093 which is documented by promissory notes that bear interest at 6% and are payable on November 30, 1999.

          In June 1996, the Company loaned $600,000 to Mr. Wray, a director and then President of the Company, for the purchase of a home. The loan bore interest at 6% and was secured by a mortgage on the home. On December 31, 1998, Mr. Wray made an interest payment of $91,430. At May 10, 1999, the outstanding balance owed to the Company by Mr. Wray was $612,822. On May 11, 1999 Mr. Wray repaid the Company the entire amount of principal and interest outstanding. In September 1997, the Company loaned $500,000 to Mr. Whipkey, the Company's Senior Vice President and Chief Financial Officer, for the purchase of a home in connection with his recruitment and relocation. The loan bears interest at 6% and is secured by a mortgage on the home. On December 30, 1998, Mr. Whipkey made an interest payment of $10,000. At May 10, 1999, the outstanding balance owed to the Company by Mr. Whipkey was $539,315.

          The Company has made loans to several of its officers, directors and employees, with interest varying from 6% to prime plus 1%. At May 10, 1999, an aggregate of seven officers, directors and employees (excluding those named above) owed an aggregate balance of $416,518.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS


Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, A. E. Benton and James M. Whipkey, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: There is only one class of common stock. Each share of our common stock outstanding as of the close of business on May 10, 1999, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 29,576,966 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of Norwest Bank, Benton's transfer agent, will tabulate the votes and act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Benton or to third parties except
    (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to Benton management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Benton will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

    STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in Benton's proxy statement for next year's annual meeting, the written proposal must be received by Benton no later than March 3, 2000. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Benton no later than April 17, 2000 and shall contain such information as required under our Bylaws.

    NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board's Nominating Committee. In addition, our Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at next year's stockholder meeting, you must notify Benton not fewer than 75 days in advance of the annual meeting of stockholders. Thus, since June 30, 1999 is specified as the meeting date in this year's proxy statement, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by Benton no later than April 17, 2000 (i.e., 75 days prior to June 30, 2000). In addition, the notice must meet all other requirements contained in our Bylaws.

    COPY OF BYLAW PROVISIONS: You may contact our Corporate Secretary at our headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.


                                   By Order of the Board of Directors


                                   /s/ A.E. Benton

                                   A.E. BENTON
                                   Chairman of the Board

                                   May 19, 1999

                          BENTON OIL AND GAS COMPANY

                        ANNUAL MEETING OF STOCKHOLDERS

                           WEDNESDAY, JUNE 30, 1999

                                  10:00 A.M.

                         FOUR SEASONS BILTMORE HOTEL
                              1260 CHANNEL DRIVE
                       SANTA BARBARA, CALIFORNIA 93108

BENTON OIL AND GAS COMPANY
6267 CARPINTERIA AVENUE, SUITE 200
CARPINTERIA, CALIFORNIA 93013

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 30, 1999.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint A.E. Benton and James M. Whipkey, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


See reverse for voting instructions.

                                                                       COMPANY #
                                                                       CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE
- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above
- Follow the simple instructions the Voice prompt provides you.

VOTE BY INTERNET - http://www.eproxy.com/bno/ ***QUICK *** EASY *** IMMEDIATE
- Use the Internet to vote your proxy 24 hours a day, 7 days a week.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above to obtain your stockholding records and create an electronic ballot.

VOTE BY MAIL
- Mark, sign and date your proxy card.

- Return it in the postage-paid envelope we've provided or return it to Benton Oil and Gas Company, c/o Shareowner Services, P.O. Box 64873, St. Paul,
  MN 55164-0837.



      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                                               ------
                              --  Please detach here --



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:  01 A.E. Benton             02 Richard W. Fetzner   [ ] Vote FOR        [ ]  Vote WITHHELD
                           03 Garrett A. Garrettson   04 Bruce M. McIntyre        all nominees         from all nominees
                           05 Michael B. Wray

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.

2. To ratify the appointment of PricewaterhouseCoopers LLP as the
   independent accountants for the year ended December 31, 1999.     [ ] For     [ ] Against  [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box     [ ]
Indicate changes below:                                  Date________________


                                             -----------------------------------


                                             -----------------------------------
                                                        Signatures in Box

                                             Please sign exactly as your name(s)
                                             appear on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.
                                             should include title and
                                             authority. Corporations should
                                             provide full name or corporation
                                             and name of authorized officer
                                             signing the proxy.